UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2006

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Exact names of registrants as specified in their charters)

Delaware	333-135646-1	20-4192917
Delaware	001-12381	22-3463939
California	333-135646-11	59-2740308
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015
(Address of principal executive offices)  (Zip Code)

(973) 778-1300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

See the disclosure in Item 5.02(d) of this report, which is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Director Richard Baker resigned from the boards of directors (the “Boards”) of each of  Linens Holding Co. (“Holding”) and Linens ‘n Things, Inc. (the “Company”) effective October 20, 2006.  To the knowledge of the registrants, Mr. Baker did not resign due to any disagreement with the registrants’ operations, policies, or practices.  Mr. Baker was a member of the compensation committees of each of the Boards.

(d)           The Boards have appointed Brian H. Pall as a director effective October 20, 2006 to fill the vacancy on the Boards created by the resignation of Mr. Baker.  The Boards have also appointed Mr. Pall as a member of the compensation committees of each of the Boards effective October 20, 2006 to replace Mr. Baker.

Mr. Pall, age 47, is Managing Director of NRDC Real Estate Advisors (“NRDC”), where he has been employed since 2004.  Prior to joining NRDC, Mr. Pall spent 17 years with The Great Atlantic and Pacific Tea Company, Inc., where he most recently served as Senior Vice President and Chief Development Officer.

Pursuant to Holding’s stockholders’ agreement, dated as of February 14, 2006, Linens Investors, LLC (“Linens Investors”) is entitled to appoint all of the members of the board of directors of Holding.  As a member of Linens Investors, NRDC is entitled to nominate two of the nine members of Holding’s board of directors.

In accordance with the Director Compensation Policy previously adopted by the Boards, the compensation committee of the board of directors of Holding approved the grant of a Director Stock Option, exercisable for the purchase of 5,000 shares of Holding’s common stock, to Mr. Pall effective upon his appointment.  The Director Stock Option has an exercise price of $50.00 per share and is fully vested and immediately exercisable.  This description does not purport to be complete and is qualified in its entirety by reference to the standard form of Director Stock Option grant letter, a copy of which is attached as Exhibit 10.21 to the Company’s Registration Statement on Form S-4 dated July 7, 2006 and is incorporated herein by reference.

On October 20, 2006, each of Holding and the Company entered into an indemnification agreement (each, an “Indemnification Agreement”) with Mr. Pall in connection with his appointment as a member of the Boards.  Each Indemnification Agreement is effective as of October 20, 2006.  Pursuant to the terms of each of the Indemnification Agreements, Mr. Pall is entitled to be indemnified to the maximum extent permitted by law if he is or is threatened to be made a party to a proceeding by reason of his status as a director of Holding, the Company, or their subsidiaries.

The description of the Indemnification Agreements contained herein does not purport to be complete and is qualified in its entirety by reference to (a) Holding’s Form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and (b) the Company’s Form of Indemnification Agreement, as previously approved by the Boards, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)         Exhibits.

10.1                           Linens Holding Co. Form of Indemnification Agreement.

10.2                           Linens ‘n Things, Inc. Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 2006

LINENS ‘N THINGS, INC.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

By:	/s/ Francis M. Rowan
Francis M. Rowan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Linens Holding Co. Form of Indemnification Agreement.
10.2	Linens ‘n Things, Inc. Form of Indemnification Agreement.